Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,146.94
Total Transaction Valuation	116,922,092.95
Total Offset Amount	0.00
Net Fee	$ 16,146.94